Public Call
Third Quarter 2005
Review

November 15, 2005

Safe Harbor Statement:
This document contains “forward-looking” statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with Metaldyne’s outlook concerning future results.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date hereof. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report include general economic conditions in the markets in which we operate and industry-based factors such as:
declines in North American automobile and light truck builds, reductions in outsourcing by our automotive customers, increases in our raw material and energy costs, labor costs and strikes at our major direct and indirect customers and at our facilities, dependence on significant automotive customers, the level of competition in the automotive supply industry and pricing pressures from our customers, technological developments that could competitively disadvantage us, and risks associated with conducting business in foreign countries.  In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report such as substantial leverage, limitations imposed by our debt instruments, the adequacy of our liquidity to meet our capital expenditures and other cash requirements, our ability to identify attractive and other strategic opportunities and to successfully integrate acquired businesses including actions we have identified as providing cost-saving opportunities.  We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Agenda
▪
Operational Highlights

▪
Financial Performance

▪
NA Forging Overview

▪
Q4 2005 Outlook

▪
Q & A

Operational Highlights

2003
2004
2005
2005 Q3
Guidance
$502
$513
$347
$495-$510
$Mils.
HIGHLIGHTS

➢
Metaldyne revenue up 2% versus 2004
➢
Five less production days (based on
Metaldyne’s accounting calendar)
than 2004

➢
Big 3 production down 1.3% versus 2004

➢
Strong growth throughout business
units:

•
Chrysler 300/Magnum                     $11.4
•
Jeep Grand Cherokee                        9.5
•
Mustang                                                4.0
•
Exchange                                               1.0
•
Pricing                                                  19.6
•
DCC JR/PT/DR                                     (12.8)
•
Attrition                                              (19.1)
Third QUARTER ACTUAL
2005 Third Quarter Revenue

2003
2004
2005
2005 Q3
Guidance
$29.5
$42.0
$30.4
$41-$47
$Mils.
HIGHLIGHTS

➢
Q3 2005 includes $2.0 million of fixed asset
losses that were not included in the
Company’s guidance

➢
FAS 106 gain of $3.5 million in 2005

➢
Q3 2004 includes income of $4.5 million
relating to the reduction of management
incentive compensation
$50
$40
$30
$20
$10
  $0
Third QUARTER ACTUAL
2005 Third Quarter Adjusted EBITDA

Third Quarter 2005 Highlights
▪
Market Performance

$86.7 million new business awarded ($294.8 million YTD)
➢
Greensboro awarded knuckle/hub assembly for North America SUV’s
➢
New Castle awarded knuckles and control arms for North American OEM’s
➢
Ridgway awarded spacers, sprockets and gears for North American market

▪
Other Key Initiatives

Initiated process to divest N.A. Forging business

S-4 for 10% Senior Notes declared effective by SEC.  Launched exchange offer which will be completed on December 13, 2005

Received Hyundai Supplier of the year award

Held offsite with top management to discuss future of business
➢
Key topic areas included customer trends, growing impact of Asia, impact of oil, and preparing for the public market

Restructured commercial operations to better align with operating Groups
➢
Forging divestiture provided catalyst for restructuring of commercial operations estimated to save $7 million annually

593
767
1,180
666
713
1,128
Q3 2004
Q3 2005

Q3 2004
Q3 2005

metaldyne

Big Three Production
(Vehicles in thousands)
-1.3% Decrease
NAFTA Auto Production: Q3 2004 versus Q3 2005
-1.3%
2,541
2,507

12.3%
-7.0%
-4.4%
Note:  Currency impact of $1.0M
Metaldyne Sales
2.3%
501.7
513.1

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Jan '05
Feb '05
Mar '05
Apr '05
May '05
Jun '05
Jul '05
Aug '05
Sep '05
Oct '05
Nov '05
Dec '05
Bundles #1
Busheling #1
Low Alloy
Plate & Punching
Spot Market

	Q1 '04	Q2 '04	Q3 '04	Q4 '04	Q1 '05	Apr '05	May '05	Jun '05	Jul '05	Aug '05	Sep '05	Oct '05	Nov '05	Dec '05
Bundles #1	267	247	369	413	301	269	211	148	168	232	283	232		
Busheling #1	265	252	375	413	298	270	212	140	160	233	280	232		
Low Alloy, Components	288	287	341	389	364	334	294	239	239	289	339	300		
Plate & Punchings					369	340	300	243	248	308	366	313		
Spot Market	266	259	378	437	328	283	225	165	171	226	313	238

After two consecutive months
of increases, #1 bundles are
down $51 or 18% from
September
Plate and Punching (red bar)
down $56/ton or 15% since Q1
2005.
Monitoring opportunity for
Plate & Punchings to migrate
to #1 Bundle level.
Steel Scrap Window $133

2004
2005
Steel Scrap Pricing Update

Financial Performance

Sales	Q3 2005 versus 2004			Q3 YTD 2005 versus 2004		
	Q3 2005	Q3 2004	% Variance	Q3 YTD 2005	Q3 YTD 2004	% Variance
Chassis Group	$296,940	$290,370	2.3%	$984,810	$859,450	14.6%
Powertrain Group	215,730	211,310	2.1%	695,710	645,260	7.8%
Total Sales	$512,670	$501,680	2.2%	$1,680,520	$1,504,710	11.7%
Segment Adjusted EBITDA						
Chassis Group	$22,610	$19,810	14.1%	$81,480	$80,750	0.9%
Powertrain Group	23,570	21,660	8.8%	91,390	79,550	14.9%
Total Segment Adjusted EBITDA	$46,180	$41,470	11.4%	$172,870	$160,300	7.8%
Less: Corporate Expenses	(4,170)	(11,940)	-65.1%	($8,470)	($25,480)	-66.8%
Total Metaldyne Adjusted EBITDA [1]	$42,010	$29,530	42.3%	164,400	134,820	21.9%
% Margin [2]	8.2%	5.9%	2.3%	9.8%	9.0%	0.8%
Memo Items:						
Restructuring Expense [3]	(200)	(220)		(1,880)	(1,930)	
Fixed Asset Losses	(1,960)	(790)		(2,850)	(1,540)	
FAS 106/87 Curtailment Gain	3,540	-		9,610	1,980	
Foreign currency gains	70	160		420	(560)	
Independent investigation fees	-	(8,600)		-	(15,030)	

(1) The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change and before interest, taxes, depreciation, amortization, asset impairment, non-cash losses on sale-leaseback of [illegible] equipment and non-cash restricted stock award expense. See reconciliation of net income to Adjusted EBITDA in the appendix.

(2) Note that the Company received approximately $[illegible] million and $[illegible] million in the third quarter and the YTD third quarter of 2005 respectively in pricing related to material cost increases for the components it manufactures. However, these cost increases were a direct pass through to the customers and the Company did not make any margin on the price increases. Adjusting sales to eliminate the price increases, margin would have been [illegible] higher in the third quarter and [illegible] higher in the YTD third quarter of 2005.

(3) Restructuring expense mainly due to reduction in headcount in response to 2005 and 2004 economic conditions.

metaldyne

($ in 000’s)
Q3 2004 EBITDA
contains a $4.5 million
reduction of
management incentive
compensation.
Q3 2005 Performance

Chassis Group 2005 versus 2004	
	Sales	EBITDA
GS 2004 Actual	$290.4	$19.8
Product Mix Change	8.0	(1.9)
Material Pass Through/Cost Increases	14.3	0.7
Lost Business/Productivity/Cost Reductions	(15.0)	3.3
Prior Period Product Deviation Recovery	-	1.0
Mout of Barcelona from Powertrain	2.7	0.3
Market	(3.5)	(0.6)
GS 2005 Actual	$296.9	$22.6

	Powertrain Group 2005 versus 2004	
	Sales	EBITDA
GS 2004 Actual	$211.3	$21.7
Product Mix Change	10.6	2.4
Material Pass Through/Cost Increases	5.3	(1.7)
Lost Business/Productivity/Cost Reductions	(4.7)	2.8
Exchange	1.0	0.2
Mout of Barcelona to Chassis	(2.7)	(0.3)
Market	(5.1)	(1.5)
GS 2005 Actual	$215.7	$23.6

metaldyne

Operating Groups – Q3 2005 Results

2004 vs. 2005 EBITDA
Q3 2004 Actual	**($11.9)**
FAS 106/87 Gain	3.6
Independent Investigation Fees	8.6
Q3 2004 Reduction of Mgt Incentive Compensation	(4.5)
Q3 2005 Actual	**($4.2)**

metaldyne

Corporate Bridge
($ in millions)

Q3 2005	Q3 2004	Q3 05 YTD	Q3 04 YTD
Net sales	$512.7	$501.7	$1,680.5	$1,504.7
Cost of sales	473.3	467.5	1,525.2	1,365.9
Gross profit	39.4	34.2	155.3	138.8
Selling, general and administrative expenses	32.5	35.9	92.3	98.4
Restructuring Charges	0.2	0.2	1.9	1.9
Loss on disposition of manufacturing facilities	-	-	-	7.6
Operating profit	6.7	(1.9)	61.6	30.9
Other expense, net:				
Interest expense	22.6	21.7	66.9	61.5
Preferred stock dividends	5.8	4.9	16.8	13.8
Noncash gain on maturity of interest rate arrangement	-	-	-	(6.6)
Equity (gain) loss from affiliates	(0.1)	(0.8)	(1.6)	(5.2)
Other, net	3.4	1.5	7.9	4.9
Other expense, net	31.7	27.3	90.0	68.4
Earning (Loss) before income taxes	(25.0)	(29.2)	(28.9)	(37.5)
Income tax benefit	9.8	11.8	10.2	11.7
Net Loss	(15.2)	(17.4)	(18.7)	(25.8)
Basic and diluted loss per share	(0.36)	(0.41)	(0.44)	(0.60)

metaldyne

($ in millions – except per share data)
Income Statement

Q3 2005	Q4 2004	Change
Cash and investments	$3.0	$0.0	$3.0
Receivables	154.9	181.6	(26.7)
Inventories	118.9	127.0	(8.1)
Other current assets	52.4	55.0	(2.6)
Total current assets	$329.2	$363.7	($34.5)
Property and equipment, net	812.8	856.3	(43.5)
Goodwill	602.0	626.2	(24.2)
Other assets	323.9	348.5	(24.6)
Total assets	$2,067.9	$2,194.7	($126.8)
Accounts payable	259.2	286.6	(27.4)
Accrued liabilities	132.4	117.0	15.4
Current maturities of long term debt	8.0	12.2	(4.2)
Long-term debt	839.5	855.5	(16.0)
Long term liabilities	177.4	232.3	(54.9)
Redeemable preferred stock	166.0	149.2	16.8
Total liabilities	$1,582.5	$1,652.8	($70.3)
Shareholders equity	485.4	541.9	(56.5)
Total liabilities and shareholders equity	$2,067.9	$2,194.7	($126.8)
Memo: Debt			
Long-term debt	839.5	855.5	(16.0)
Current portion of long-term debt	8.0	12.2	(4.2)
A/R Securitization Facility	126.6	63.3	63.3
Total Debt	$974.1	$931.0	$43.1

Key Driver of Debt Change

Change in Current Assets	($34.5)
Change in AR Securitization	63.3
Adjusted Change in Current Assets	(28.9)
Change in Accounts Payable	(27.4)
Change in Accrued Liabilities	15.4
Adjusted Change in Net Working Capital	(40.9)

*Additional/Foreign factoring decreased approximately $6 million YTD.

($ in millions)
Summary Balance Sheet

Q3 YTD 2005	Q3 YTD 2004
Net Loss	$ (18.7)	$ (25.8)
Depreciation and amortization	101.5	95.4
Non-cash stock award expense	-	0.6
Debt fee amortization	2.4	2.0
Fixed asset losses	2.9	1.5
Loss on disposition of manufacturing facilities	-	7.6
Deferred income taxes	(25.5)	(9.0)
Preferred stock dividends	16.8	14.0
Interest expense (interest accretion)	0.2	-
Non-cash gain on maturity of interest rate arrangements	-	(6.6)
Equity income from affiliates, net	(1.6)	(6.2)
AR Securitization	63.3	87.3
Changes in working capital	(35.9)	(58.6)
Change in other long-term assets	(1.5)	(0.2)
Change in other long-term liabilities/curtailment gain	(24.1)	(10.7)
Other, net	1.0	0.7
Net cash provided by operating activities	80.7	92.9
Capital expenditures	(85.0)	(105.3)
Proceeds from sale/leaseback of fixed assets	21.6	72.5
Disposition of manufacturing facilities	-	(0.5)
(Payments to) reimbursement from acquisition of business	6.3	(203.9)
Net cash used for investing activities	(57.1)	(237.1)
Principal payments of term loan facilities	(0.4)	(0.9)
Proceeds of revolving credit facility	265.0	182.0
Principal payments of revolving credit facility	(278.5)	(125.9)
Proceeds of senior subordinated notes, due 2014	-	26.9
Proceeds of other debt	4.8	1.2
Principal payments of other debt	(11.0)	(7.4)
Issuance of Series A-1 preferred stock	-	55.3
Net cash provided by (used for) financing activities	(20.1)	131.2
Effect of exchange on cash	(0.5)	0.3
Net decrease in cash	3.0	(12.7)
Cash and cash equivalents, beginning of period	-	13.8
Cash and cash equivalents, end of period	$ 3.0	$ 1.2

($ in millions)
Summary Cash Flow Statement

10/2/2005
Revolving Credit Commitment……………..	$200.0
Amount Outstanding………………………	(50.0)
Letters of Credit ………………………….	(69.3)
Undrawn Revolver Commitments………	80.7
AR Securitization Availability……………	156.9
Net Undrawn Commitments Available…….	$237.6
AR Securitization Outstanding…………	(126.6)
Net Liquidity Available	$111.0
Net Cash………………………………………	3.0
Net Liquidity Available incl. Cash	**$114.0**

metaldyne

($ in millions)
Metaldyne Undrawn Commitments at 10-02-05

10-02-05
Working Capital Revolver	50.0
Term Loan D	350.6
10.0% Senior Notes	150.0
IRBs / Other Foreign Debt and Capital Leases	19.4
Subtotal, Senior Secured Debt	570.0
DCC Seller Sub Note	31.7
11% Senior Subordinated Notes	250.0
Total Debt	851.7
Series A Preferred	65.9
Series B Preferred	27.5
DCC Seller Preferred	72.6
Common Equity	485.4
Total Equity	651.4
Total Capitalization	1,503.1
Memo: A/R Securitization	126.6
Total Debt + A/R Securitization	978.3
Key Financial Ratios:	
LTM Bank EBITDA	220.8
Total Debt/LTM Bank EBITDA	4.43x
LTM Bank EBITDA/LTM Cash Interest	2.48x

metaldyne

($ in millions)
10-02-05 Metaldyne Capitalization

120
100
80
60
40
20
0
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05

metaldyne

Recent Quarter End Liquidity History
▪
Potential Enhancement Activities in
Progress
−
North American Forging Sale
−
Equipment Financing
➢
Project finance for key program – $22 – 25
million
➢
Mexican Sale Leaseback – $35 – 45 million
−
TriMas stock sale
➢
No new development
−
Working Capital management ongoing

▪
GM Downgrade to B1 resulted in lowering
potential borrowing from AR securitization

Immediate impact approximately $5 million

Delphi bankruptcy had no effect on A/R
securitization or earnings
▪
Completed $5.2 million sale leaseback in
Q3 and $21.6 million YTD
Liquidity Update

NA Forging Overview

▪
Hired Goldman Sachs & Co. to explore possible divesture of North
American Forging business

Plants included are: Royal Oak, Mich.; Fraser, Mich.; Troy, Mich.; Detroit, Mich.;
Minerva, Ohio; Canal Fulton, Ohio; and Ft. Wayne, Ind.
▪
Helps the Metaldyne model to focus exclusively on systems, modules and sub-assemblies
▪
Estimating that the transaction will be completed by Q1 2006
▪
Please see North American Forging standalone financial statements in the appendix
Summary

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

metaldyne

2000
MascoTech Auto
2005E
Metaldyne
Non-Forging
N.A. Forging
45%
55%
17%
83%
Sales Revenue 2000 vs. 2005E
14%
86%
Metaldyne Transition

Q4 2005 Outlook

Fourth Quarter	
	2005 Estimate	2004 Actual
Sales	$505 - $520	$500
Operating Profit (1)(2)(3)	7 - 12	(1)
Adjusted EBITDA (1)(2)(3)	41 - 48	36

(1) 2005 Q4 Operating Profit and Adjusted EBITDA will benefit by a $3.6 million FAS 106 curtailment gain offset by approximately $1.0 - 1.5 million in restructuring charges.

(2) 2004 Q4 Operating Profit and Adjusted EBITDA include $2.8 million in fees relating to the 2004 accounting investigation.

(3) 2005 Q4 Operating Profit and Adjusted EBITDA does not include estimates for Fixed Asset gains and losses.

metaldyne

($ in millions)
Q4 2005 Preliminary Outlook

Q&A

Appendix

Three Months		YTD	
	2005	2004	2005	2004
Net loss…………………………………………………	$ (15.2)	$ (17.4)	$ (18.7)	$ (25.8)
Income tax (benefit) expense………………………………	(9.8)	(11.8)	(10.2)	(11.7)
Interest expense………………………………………………	22.6	21.7	66.9	61.5
Depreciation and amortization in operating profit………	34.9	31.4	101.5	95.4
Non-cash stock award expense…………………………	-	0.1	-	0.6
Preferred stock dividends and accretion………………	5.8	4.9	16.8	13.8
Gain on maturity of interest rate arrangements…………	-	-	-	(6.6)
Loss on disposition of manufacturing facilities…………	-	-	-	7.6
Equity (gain) loss from affiliates, net……………………	(0.1)	(0.8)	(1.6)	(5.2)
Certain items within other, net…………………………	3.8	1.4	9.7	5.2
Adjusted EBITDA………………………………………………	$ 42.0	$ 29.5	$ 164.4	$ 134.8

metaldyne

($ in Millions)
Net Income to EBITDA Bridge

Q3 2005
Net loss	$ (15.2)
Income tax expense	(9.8)
Interest charges	22.6
Depreciation and amortization (inc. amortization of loss on sale-leasebacks)	35.7
Amortization of other non-cash items	0.4
Preferred stock dividends and accretion	5.8
Loss on abandonment of fixed assets	2.0
Losses incurred in connection with sale of A/R	1.8
Heartland monitoring fee	1.0
Severance	0.2
Q3 2005 Bank EBITDA	$ 44.5
Q2 2005 Bank EBITDA	66.3
Q1 2005 Bank EBITDA	60.6
Q4 2004 Bank EBITDA	48.1
Accelerated Collection Programs	1.3
Consolidated Bank EBITDA for LTM ended October 2, 2005	**$ 220.8**

metaldyne

($ in Millions)
Net Income to Bank EBITDA Bridge

Unaudited Six months ended		Audited Full year ended	
	Q2 2005	Q2 2004	2004	2003
Net sales……	$199.7	$174.6	$345.1	$351.9
Cost of sales……	198.0	170.9	343.3	331.4
Gross profit……	1.6	3.7	1.8	20.5
Selling, general and administrative expenses……	4.1	3.3	6.8	8.2
Restructuring Charges……	0.0	0.2	0.3	0.4
Operating profit……	(2.5)	0.2	(5.2)	11.9
Other expense, net:				
Interest expense……	0.1	0.1	0.2	0.2
Other, net……	0.8	0.8	1.4	1.0
Other expense, net……	0.9	0.9	1.6	1.2
Earning (Loss) before income taxes……	(3.4)	(0.7)	(6.8)	10.7
Income tax benefit……	1.1	0.1	2.3	(4.4)
Net Loss……	(2.2)	(0.5)	(4.6)	6.3

metaldyne

($ in millions – except per share data)
NA Forging Income Statement

Unaudited Q2 2005	Audited 2004	Audited 2003
Cash and investments	$0.0	$0.0	$0.0
Receivables	3.2	4.5	5.5
Inventories	37.9	37.0	24.4
Other current assets	4.3	3.1	3.2
Total current assets	$45.4	$44.6	$33.2
Property and equipment, net	178.0	183.1	195.6
Other assets	62.1	67.0	76.7
Total assets	$285.4	$294.7	$305.4
Accounts payable	34.7	36.7	33.7
Accrued liabilities	6.1	7.3	10.8
Current maturities of long term debt	0.1	0.2	0.3
Long-term debt	7.5	7.6	7.7
Deferred income taxes	60.9	61.4	59.5
Other Long term liabilities	27.0	29.5	30.1
Total liabilities	$136.3	$142.7	$142.1
Investment by Metaldyne Corporation	149.1	152.0	163.3
Total liabilities and shareholders equity	$285.4	$294.7	$305.4
Memo: Debt			
Long-term debt	7.5	7.6	7.7
Current portion of long-term debt	0.1	0.2	0.3
Total Debt	$7.7	$7.8	$8.0

metaldyne

($ in millions)
NA Forging Summary Balance Sheet

Unaudited Six months ended		Audited Full year ended	
	Q2 2005	Q2 2004	2004	2003
Net Loss	$ (2.2)	$ (0.5)	$ (4.6)	$ 6.3
Depreciation and amortization	14.1	14.4	27.3	26.7
Fixed asset losses	0.9	0.0	0.9	4.3
Deferred income taxes	(1.3)	0.9	2.5	(0.9)
Changes in working capital	(5.7)	(0.6)	(15.4)	(4.1)
Net cash provided by operating activities	5.8	14.2	10.7	25.3
Capital expenditures	(5.0)	(4.7)	(12.2)	(15.0)
Proceeds from sale leaseback of fixed assets	-	-	7.3	1.9
Net cash used for investing activities	(5.0)	(4.7)	(4.8)	(13.1)
Principal payments of capital leases	(0.1)	(0.2)	(0.4)	(0.2)
Net financing provided by Metaldyne	(11.7)	(9.3)	(5.5)	(12.0)
Net cash provided by (used for) financing activities	(0.8)	(9.5)	(5.8)	(12.2)
Net decrease in cash	0.0	0.0	0.1	(0.0)
Cash and cash equivalents, beginning of period	-	0.0	0.0	0.0
Cash and cash equivalents, end of period	$ 0.0	$ 0.0	$ 0.1	$ 0.0

metaldyne

($ in millions)
NA Forging Summary Cash Flow Statement

Q1	Q2	Q3	Q4 E	Total Est.
Employment Benefit Plan Funding:					
Pension Expense	1.6	1.6	1.4	1.4	6.0
Pension Contribution	(4.2)	(4.8)	(8.6)	(4.8)	(22.4)
Difference	(2.6)	(3.2)	(7.2)	(3.4)	(16.4)
Accounts Receivable Programs:					
Non Contractual Acclerated Collections	21.0	24.8	24.0		
Contractual Acclerated Collections	22.0	22.0	22.0		
Foreign Factoring	60.0	63.0	47.0		
Net Foreign Cash Taxes	(2.9)	(1.2)	(4.5)		

	Total
Capex Range	$55-70
Defined Benefit Pension Expense	9.3
Defined Benefit Pension Contribution	(23.5)
Difference	(14.2)

metaldyne

2006 Preliminary Estimates without
NA Forging
2005 Summary
Detail of Cash Flow Components